Financial instruments	12 Months Ended
Dec. 31, 2018
Disclosure of fair value measurement [Abstract]
Financial instruments
Financial instruments

The Company’s financial assets and liabilities consist of cash and cash equivalents, accounts receivable, loan receivable, long-term investments, accounts payable and accrued liabilities, fuel derivative contracts, gold derivative contracts, interest rate swaps, and debt.

Fair values

The Company’s financial assets and liabilities are classified based on the lowest level of input significant to the fair value measurement based on the fair value hierarchy:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.

As at December 31, 2018, the Company’s financial assets and liabilities that are measured and recognized at fair value on a recurring basis are categorized as follows:

	As at December 31, 2018		As at December 31, 2017
	Level 1	Level 2	Level 1	Level 2
	$	$	$	$

Long-term investments (Note 7)	4,155	—	9,744	—
Fuel derivative contracts (Note 14)	—	(1,837)	—	7,366
Interest rate swaps (Note 14)	—	740	—	1,246
Convertible senior subordinated notes (Note 10)	—	—	—	(277,650)
Gold forward contracts (Note 14)	—	—	—	(4,952)

The fair value of the Company’s long-term investments and convertible senior subordinated notes were determined using market quotes from an active market for each investment.

The fair value of the fuel derivative contracts, gold derivative contracts and interest rate swaps was determined using prevailing market rates for instruments with similar characteristics.

The fair value of the Company's other financial instruments approximate their carrying value.

Capital risk management

The Company’s objectives when managing its capital is to ensure it will be able to continue as a going concern while maximizing the return to shareholders. The selling price of gold and minimizing production costs and capital expenditures are key factors in helping the Company reach its capital risk management objectives. The capital structure of the Company includes shareholders’ equity and debt.

Credit risk

As at December 31, 2018, the Company’s maximum exposure to credit risk was the book value of cash and cash equivalents, accounts receivable, value added and other taxes receivable, loans receivable and counter-party risk for its derivative portfolio. The Company limits its credit exposure on cash and cash equivalents by holding its deposits mainly with high credit quality financial institutions as determined by credit agencies.

Liquidity risk

The Company manages its liquidity risk through its budgeting and forecasting process. Budgets are prepared annually and forecasts are prepared and reviewed on a regular basis, to help determine the funding requirements to support the Company’s current operations and expansion and development plans and by managing its capital structure as described above.

As at December 31, 2018, the Company had cash and cash equivalents of $103 million. Cash provided by operating activities totalled $451 million for the year ended December 31, 2018. As at December 31, 2018, the Company had a $500 million revolving credit facility of which $400 million had been utilized leaving an undrawn balance of $100 million.

As at December 31, 2018, the Company had $2 million available under its Fekola equipment loan facility and $1 million available under its Masbate equipment loan facility. The Company had drawn down the full amount available under its Otjikoto equipment loan facility.

As at December 31, 2018, the Company’s significant commitments are disclosed in the table below. In addition, significant commitments are disclosed in Note 10 for debt repayments and Note 21 for capital expenditure commitments.

	2019	2020	2021	2022	2023	Total
	$	$	$	$	$	$

Accounts payable and accrued liabilities	80,318	—	—	—	—	80,318
Derivative liabilities	360	1,477	—	—	—	1,837
Revolving credit facility:
Principal	—	—	400,000	—	—	400,000
Interest & commitment fees (estimated)	21,731	21,731	11,287	—	—	54,749
Fekola equipment loan facility:
Principal	15,869	15,869	15,869	9,397	1,630	58,634
Interest (estimated)	2,764	1,946	1,119	377	72	6,278
Otjikoto equipment loan facility:
Principal	4,869	3,453	1,958	642	—	10,922
Interest (estimated)	428	234	84	12	—	758
Masbate equipment loan facility:
Principal	3,347	3,347	3,347	2,908	577	13,526
Interest (estimated)	787	570	363	142	9	1,871
Finance lease obligations
Principal	525	525	525	525	86	2,186
Interest (estimated)	62	45	28	12	—	147
Nicaraguan equipment loans:
Principal	398	—	—	—	—	398
Interest (estimated)	9	—	—	—	—	9
	131,467	49,197	434,580	14,015	2,374	631,633

Operating lease commitments	3,072	1,994	1,629	1,046	681	8,422
Capital expenditure commitments	21,085	—	—	—	—	21,085
Mine restoration provision	3,170	2,268	3,711	6,321	5,668	21,138
Employee future benefits	1,184	3,097	248	248	248	5,025
Other liabilities	302	302	302	160	—	1,066
	160,280	56,858	440,470	21,790	8,971	688,369

Market risk

Market risk includes currency and price risk.

The Company’s operations in foreign countries are subject to currency fluctuations and such fluctuations may materially affect the Company’s financial position and results. The Company reports its financial results in United States dollars and incurs expenses in European euros, CFA francs, Namibian dollars, South African rand, Philippine pesos, Nicaraguan córdobas, United States dollars, Canadian dollars and Colombian pesos. As these exchange rates fluctuate against the United States dollar, the Company will experience foreign exchange gains and losses. The exchange rate between the córdoba and the United States dollar varies according to a pattern set by the Nicaraguan Central Bank. The córdoba has been annually devalued versus the United States dollar by means of a crawling peg mechanism which currently stands at approximately 5%. All of the Company’s gold production activities are currently conducted in Mali, Namibia, the Philippines and Nicaragua.

The Company also holds cash and cash equivalents that are denominated in non-United States dollar currencies which are subject to currency risk. As at December 31, 2018, $79 million of the Company’s $103 million in cash and cash equivalents was held in United States dollars. A 10% movement in foreign exchange rates versus the United States dollar would result in approximately a $2 million change in the Company’s cash position.

The Company maintains a portfolio of fuel derivatives and LIBOR denominated interest rate swaps that are marked to market through the statement of operations. A 10% change in the forward price of fuel would result in a $3 million change in the value of the fuel derivative portfolio. The impact of price changes on interest rate swap contracts would result in an insignificant change in their value.